UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 13, 2010 (September 10, 2010)

Hertz Global Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33139	20-3530539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Brae Boulevard Park Ridge, New Jersey	07656-0713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 307-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment No.1 to the Agreement and Plan of Merger

On September 10, 2010, Hertz Global Holdings, Inc. (“Hertz Holdings”), HDTMS, Inc., a wholly owned subsidiary of Hertz Holdings (“Merger Sub”), and Dollar Thrifty Automotive Group, Inc. (“DTAG”) entered into an amendment (the “Amendment”) to the previously executed Agreement and Plan of Merger (the “Merger Agreement”) dated April 25, 2010. Under the Merger Agreement, as originally executed, Hertz Holdings will acquire DTAG through a merger of Merger Sub with and into DTAG (the “Merger”) for a purchase price of $41.00 per share, comprised of 20% stock consideration and 80% cash consideration.  Pursuant to the Merger Agreement, the cash consideration will be paid in two components: (1) a $200 million special cash dividend in an amount equal to the special dividend per share amount (estimated at $6.87) for each share of DTAG common stock to be paid by DTAG immediately prior to the transaction closing and (2) $32.80 less the special dividend per share amount to be paid by Hertz Holdings at the transaction closing.  The Amendment provides for a $10.80 increase in the per share cash Merger consideration to be paid by Hertz Holdings to DTAG stockholders from $32.80 less the special dividend per share amount to $43.60 less the special dividend per share amount.  The Amendment does not affect the stock consideration and does not amend the Merger Agreement in any other respect.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Hertz Holdings on April 26, 2010, remains in full force and effect as originally executed on April 25, 2010. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Hertz Holdings and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include the possibility that (1) Hertz Holdings and DTAG may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Hertz Holdings and DTAG; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Hertz Holdings. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Hertz Holdings. Hertz Holdings assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Hertz Holdings filed with the SEC a registration statement on Form S-4 (SEC file number 333-167085) that includes a preliminary prospectus of Hertz Holdings and a preliminary proxy statement of DTAG.  The registration statement was declared effective by the SEC on August 16, 2010, and the proxy statement/prospectus has been mailed to DTAG stockholders on or about August 17, 2010.  Investors and security holders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, or will contain, important information about Hertz Holdings, DTAG and the proposed merger. Investors and security holders may obtain these documents (and any other documents filed by Hertz Holdings or DTAG with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Hertz Holdings may be obtained free of charge on Hertz Holdings’ internet website at www.hertz.com or by contacting Hertz Holdings’ Investor Relations Department at 201-307-2100. Copies of the documents filed with the SEC by DTAG will be available free of charge on DTAG’s internet website at www.dtag.com or by contacting DTAG’s Investor Relations Department at 918-669-2119. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Hertz Holdings, DTAG and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of DTAG in favor of the proposed merger. Information about the executive officers and directors of Hertz Holdings and their ownership of Hertz Holdings common stock is set forth in the proxy statement for Hertz Holdings’ 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2010. Information about the executive officers and directors of DTAG and their ownership of DTAG common stock is set forth in DTAG’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2010. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Hertz Holdings, DTAG and their respective executive officers and directors in the proposed merger by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

ITEM 8.01 OTHER EVENTS

On September 12, 2010, Hertz Holdings and DTAG issued a joint press release announcing the execution of the Amendment. A copy of this joint press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following Exhibits are filed herewith as part of this report:

Exhibit	Description

2.1	Amendment No. 1, dated September 10, 2010, to the Agreement and Plan of Merger dated April 25, 2010.
99.1	Press release issued jointly by Hertz Global Holdings, Inc. and Dollar Thrifty Automotive Group, Inc., dated September 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Elyse Douglas

		Name:	Elyse Douglas
		Title:	Executive Vice President and Chief Financial Officer

Date: September 13, 2010